FOURTH AMENDMENT AND MODIFICATION TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


                                 by and between

               RCM Technologies, Inc. and All of Its Subsidiaries

                                      with

       Citizens Bank of Pennsylvania, as Administrative Agent and Arranger

                                       And

              Each of the Financial Institutions Now and Hereafter
                 Shown on the Signature Pages Hereof as Lenders

                           Dated: As of July 27, 2004

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                                        5
            FOURTH AMENDMENT AND MODIFICATION TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


         This FOURTH AMENDMENT AND MODIFICATION TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of July 27, 2004, by RCM TECHNOLOGIES, INC. ("RCM"), and ALL OF ITS SUBSIDIARIES (collectively referred to as "Borrower"), CITIZENS BANK OF PENNSYLVANIA (formerly known as Mellon Bank, N.A.), a Pennsylvania state chartered bank, in its capacity as administrative agent and arranger (the "Agent"), and CITIZENS BANK OF PENNSYLVANIA (formerly known as Mellon Bank, N.A.), in its capacity as Lender ("Citizens"), and SUNTRUST BANK (formerly known as SUNTRUST BANK ATLANTA), in its capacity as documentation agent and lender ("Suntrust"), (Citizens and SunTrust individually each being a "Lender" and collectively referred to as "Lenders").

                                   BACKGROUND

A. Pursuant to the terms of a certain Amended and Restated Loan and Security Agreement dated as of May 31, 2002, between Borrower, Lenders and Fleet National Bank, as amended by a certain Amendment and Modification to Amended and Restated Loan and Security Agreement dated as of December 30, 2002, as further amended by a certain Second Amendment and Modification to Amended and Restated Loan and Security Agreement dated as of February 26, 2003, and a certain Third Amendment and Modification to Amended and Restated Loan and Security Agreement dated as of October 1, 2003 (collectively, the " Loan Agreement"), Lenders have made available to Borrower a revolving line of credit in the aggregate amount of $25,000,000.00 (the "Revolving Credit").

B. The Revolving Credit is evidenced by certain Third Amended and Restated Revolving Credit Notes dated October 1, 2003, from Borrower to Lenders in the aggregate amount of $25,000,000.00 ("Revolving Credit Notes").

C. Borrower has requested that Lenders extend the term of the Revolving Credit Notes and modify certain covenants contained in the Loan Agreement, and Lender has agreed to extend the term of the Revolving Credit Notes and modify those certain covenants, subject to the terms and conditions of this Agreement.

D. All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

         NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1. Loan Agreement. The following amendments and modifications shall be made to the Loan Agreement and shall be effective upon execution hereof:

a. Certain definitions contained in Section 1.1 of the Loan Agreement shall be amended and/or added as follows:

(1) Additional Net Restructuring Charge shall be deleted in its entirety.

(2) New Acquisition Consideration Payment shall be deleted in its entirety.

(3) Minimum Tangible Net Worth shall be deleted in its entirety and replaced as follows:

                                    Minimum Tangible Net Worth - Borrower's
                                    consolidated Tangible Net Worth shall be $15,000,000 as of June 30, 2004, plus fifty percent (50%) of quarterly Net Income
                                    thereafter (with no credit for losses).

(4) A new definition of "Restricted Stock" shall be added as follows:

                                    Restricted Stock - (i) vested stock in
                                    Borrower issued to employees or directors of the Borrower, and (ii) all cash bonuses paid to such employees or directors to the extent they do not exceed seventy percent (70%) of the value of such vested stock at the time such stock is vested provided Borrower reasonably anticipates that Borrower will fully realize the tax benefits associated with the issuance of such vested stock and cash bonuses within twelve (12) months from date such stock is issued and such cash bonuses are paid, if any.

(5) A new definition of "Non-Cash Charges" shall be added as follows:

                                    Non-Cash Charges - The sum of all charges arising out of (i) any required expensing of stock options issued by the Borrower, (ii) the issuance of any Restricted Stock to employees or directors of the Borrower,
                                    (iii) write-offs of good will and (iv) any other non-cash charges approved by the Majority Lenders, which approval will not be unreasonably withheld.

(6) A new definition of "Kopyt Cash Payment" shall be added as follows:

                                    Kopyt Cash Payment - a lump sum cash payment made to Leon Kopyt by the Borrower solely as a result of his voluntary resignation as an officer and employee of the Borrower.

(7) Subsequent Additional Net Restructing Charge shall be deleted in its entirety.

(8) EBITDA shall be deleted in its entirety and replaced as follows:

                                    EBITDA - The sum of (i) Net Income before interest, taxes, depreciation and amortization, (ii) Non-Cash Charges, and
                                    (iii) the net loss if any (expressed as a positive number) arising solely from Permitted Asset or Stock Sales up to an amount, which when added to other net losses previously recognized under this subparagraph (iii) does not exceed $5,000,000.00 in the aggregate.

(9) Revolving Credit Maturity Date shall be deleted in its entirety and replaced as follows

                                    Revolving Credit Maturity Date -- August 19,
2006.

b. The first sentence of Section 2.5(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           (b) Unused Line Fee. So long as the Revolving Credit
Facility is outstanding and has
not been terminated pursuant to the terms hereof, the Borrower shall unconditionally pay to the Agent, for the benefit of the Lenders in accordance with their Pro Rata Percentages, a non-refundable fee (the "Unused Line Fee") based on the Borrower's financial condition, tested quarterly, as follows:

            Total Funded                                        Unused Line Fee
            ------------                                        ---------------
            Debt to EBITDA
            --------------
            >2.25x                                                30.0 bp
            -
            >1.75x and <2.25x                                     25.0 bp
            -
            > 1.25x and <1.75x                                    20.0 bp
            -
            <1.25x                                                15.0 bp


c. The first sentence of Section 2.7 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           2.7 Use of Proceeds.  The extensions of credit
                               hereunder and the proceeds of the Loans
                               ---------------
shall be used by the Borrower solely for (i) the financing of Acquisitions (subject to the conditions set forth below), (ii) to refinance all existing indebtedness owed by the Borrower pursuant to the Original Loan Agreement, (iii) the repurchase of RCM's outstanding common stock (provided that the aggregate amount of proceeds of the Loans used for such repurchases during the term of the Loans does not exceed $5,000,000.00, in the aggregate), and (iv) for working capital and other general corporate purposes.

d. The first four lines of Section 6.9 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           6.9 Financial Covenants:  RCM shall maintain
                               and comply with the following financial
                               -------------------
covenants (calculated on the basis of GAAP), to be tested quarterly on a consolidated basis (The covenants set forth in Sections 6.9(a) and 6.9(c) below will be based on an annualized EBITDA, calculated on a rolling two quarters times two basis, provided that (x) if a charge for the Kopyt Payment is included in EBITDA for such two quarters, such charge will be taken into account once and will not be multiplied by two, and (y) trailing unadjusted EBITDA of all Acquisitions will be included):

e. Exhibit 6.11 of the Loan Agreement is hereby amended and restated in its entirety in the form of Exhibit 6.11 attached hereto.

f. Section 6.9(e) of the Loan Agreement shall be deleted in its entirety.

g. If, during the term of the Revolving Credit Facility, the Kopyt Cash Payment is made, then solely for purposes of determining the "Applicable Prime Rate Margin", the "Applicable LIBOR Rate Margin", the "Letter of Credit Applicable Margin" and the "Unused Line Fee" under the Loan Agreement, the Kopyt Cash Payment shall not be treated as a reduction to Net Income in determining EBITDA for the applicable rolling four quarter period during which such Kopyt Cash Payment is made. The Borrower hereby acknowledges that the provisions of this Paragraph 1(g) are not intended to affect any other provision of the Loan Agreement.

2. Representations and Warranties. Borrower warrants and represents to Lenders that:

a. Prior Representations. By execution of this Amendment, Borrower reconfirms that all warranties and representations made to Lenders under the Loan Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof (other than representations previously made as of a specific time), all of which shall be deemed continuing until all of the Obligations to Lenders are paid and satisfied in full. Lenders acknowledge that Borrower has notified Lenders of various lawsuits and claims referred in Note 12 to Borrower's financial statements included in Borrower's Form 10-Q for the period ending March 30, 2004. In the opinion of management and based upon the advice of counsel, the Borrower has meritorious defenses to the lawsuits and claims; however the Borrower expresses no opinion herein with respect to the Meyers Suit. However, if material adverse determinations on either the lawsuits or claims were to be rendered, such determinations will have a material adverse impact on the results of operations in the period of the respective charges as well as a material adverse impact on the financial position and liquidity of the Borrower.

b. Authorization. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the transactions herein contemplated (i) are and will be within its powers and (ii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Borrower.

c. Valid, Binding and Enforceable. This Amendment and any other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms subject to bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and general equitable principles.

d. Costs. Upon execution hereof, Borrower shall pay all costs (including attorneys' fees of Lenders) attendant to this Amendment.

3. Ratification of Loan Documents. This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect. Borrower acknowledges and agrees that, to its knowledge, it has no defenses, set-offs, counterclaims or deductions of any nature with respect to its obligations to Lender. Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment. The Loan Agreement and this Amendment shall be construed as integrated and complementary of each other, and augmenting and not restricting Lender's powers, rights, remedies and security. If, after applying the foregoing, an inconsistency still exists, the provisions of this Amendment shall control.

4. Effectiveness Conditions. This Amendment shall become effective upon the full execution of this Amendment and the following:

a. The execution and delivery by the Borrower of a Fourth Amended and Restated Revolving Credit Note for each of the Lenders for the total principal amount of such Lender's Revolving Credit Facility Pro Rata Share, in the form set forth on
Exhibit 2.1 of the Loan Agreement;

b. A Certificate of the Secretary or Assistant Secretary of the Borrower, dated the date hereof, including (i) resolutions duly adopted by the Borrower authorizing this Amendment, and (ii) evidence of the incumbency and signature of the officers executing the Amendment on the Borrower's behalf;

c. Evidence, acceptable to the Lenders, of the (i) dissolution of Pinnacle Consulting, Inc., and (ii) Software Analysis & Management, Inc.;

d. Payment by Borrower of the Lender's legal fees attendant to this Amendment;
and

e. Any other documents reasonably required by Agent or Lenders.

5. Governing Law. This Amendment and all instruments, documents and agreements and the rights and obligations of the parties hereto and thereto shall be governed by and interpreted in accordance with the substantive laws of the Commonwealth of Pennsylvania.

6. Severability. The invalidity or unenforceability of any provision of this Amendment shall not affect the validity or enforceability of the remaining provisions.

7. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

8. Modification. This Amendment may not be modified, amended or terminated except by an agreement in writing executed by the parties hereto.

         IN WITNESS WHEREOF, the undersigned parties have executed this Agreement the day and year first above written.

BORROWER:                                        RCM TECHNOLOGIES, INC.

                                                 By:__________________________

                                                 Name:________________________

                                                 Title:_______________________

                                 CATARACT, INC.

                                                 By:__________________________

                                                 Name:________________________
                                                  Title:______________________

                                                 RCM TECHNOLOGIES (USA), INC.

                                                 By:__________________________

                                                 Name:________________________

                                                 Title:_______________________

                                                 PROGRAMMING ALTERNATIVES
                               OF MINNESOTA, INC.

                                                 By:__________________________

                                                 Name:________________________

                                                 Title:_______________________


                               RCMT DELAWARE, INC.

                                                 By:__________________________

                                                 Name:________________________

                                                 Title:_______________________

                                                 RCM TECHNOLOGIES CANADA CORP.

                                                 By:__________________________

                                                 Name:________________________

                                                 Title:_______________________

                                       BUSINESS SUPPORT GROUP OF MICHIGAN, INC.

                                                 By:__________________________

                                                 Name:________________________

                                                 Title:_______________________



AGENT:                                    CITIZENS BANK OF PENNSYLVANIA,
                                          as Administrative Agent and Arranger

                                                 By:_________________________

                                                 Name:_______________________

                                                 Title:______________________

LENDERS:
                                          CITIZENS BANK OF PENNSYLVANIA,
                                          as Lender

                                                 By:_________________________

                                                 Name:_______________________

                                                 Title:______________________


                                           SUNTRUST BANK, ATLANTA,
                                           as Documentation Agent and Lender

                                                 By:_________________________

                                                 Name:_______________________

                                                 Title:______________________